MARSHALL FUNDS, INC.

Supplement dated August 10, 2010 to:

Prospectus dated December 29, 2009 for the Investor Class

Prospectus dated December 29, 2009 for the Advisor Class and Investor Class

Prospectus dated December 29, 2009 for the Institutional Class

The information in the Prospectuses under “Fund Summary—Marshall International Stock Fund—Portfolio Managers (Acadian)” is replaced with the following:

Portfolio Manager (Acadian). Brian K. Wolahan manages the portion of the Fund’s assets managed by Acadian. Mr. Wolahan, Co-Director of Research and a Senior Portfolio Manager at Acadian, has been with Acadian since 1990.

Information in the Prospectuses under “Fund Summary—Marshall Short-Term Income Fund—Portfolio Manager” is replaced with the following:

Vincent S. Russo, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since 2002.

Information in the Prospectuses under “Fund Summary—Marshall Government Money Market Fund—Portfolio Manager” and “Fund Summary—Marshall Prime Money Market Fund—Portfolio Manager” is replaced with the following:

John D. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since November 1983.

The information in the Prospectuses under “Fund Summary—Marshall Prime Money Market Fund—Principal Investment Strategies” is supplemented with the following:

The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions.

The information in the Prospectuses under “Fund Summary—Marshall Prime Money Market Fund—Principal Risks” is supplemented with the following:

Foreign Exposure. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

The information in the Prospectuses under “Additional Information Regarding Principal Investment Strategies and Risks—Additional Principal Risk Information” is supplemented with the following:

Foreign Exposure. Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

The similar information regarding the Marshall Short-Term Income Fund, Marshall Government Money Market Fund, Marshall Prime Money Market Fund and Marshall International Stock Fund in the Prospectuses under “Marshall Funds, Inc. Information—Portfolio Managers” is replaced with the following:

Vincent S. Russo has managed the SHORT-TERM INCOME FUND since April 2010. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002. Prior to joining the Adviser, Mr. Russo was a fixed income analyst for Clarica Life Insurance Co. He is a Chartered Financial Analyst and holds a B.B.A. degree in Finance and M.B.A. degree from the University of Wisconsin—Whitewater.

John D. Boritzke has managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since April 2010. He is a Senior Vice President and Director of Fixed Income of the Adviser. Mr. Boritzke joined the Adviser in November 1983. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst and holds an M.B.A. degree and a B.S. degree from Marquette University.

Brian K. Wolahan manages the portion of the INTERNATIONAL STOCK FUND’s assets managed by Acadian. Mr. Wolahan is Co-Director of Research and a Senior Portfolio Manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT. Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst.

Thank you for your investment in the Marshall Funds. If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-236-3863 (Investor Class and Institutional Class) or 1-800-580-3863 (Advisor Class).

This supplement should be retained with your Prospectus for future reference.

MARSHALL FUNDS, INC.

Supplement dated August 10, 2010 to:

Statement of Additional Information dated December 29, 2009

(as revised April 6, 2010)

Charles H. Wang no longer serves as a portfolio manager of the Marshall International Stock Fund. Accordingly, all references to Mr. Wang are hereby deleted from this Statement of Additional Information.